UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 21, 2011

Commission file number:  333-172207

CPM Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	06-1612494
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2975 Airline Circle, Waterloo, Iowa	50703
(Address of principal executive offices)	(Zip Code)

(319) 464-8275
(Registrant's telephone number, including area code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeffrey Johnson, a director of the Company, resigned from his position effective December 21, 2011.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

CPM HOLDINGS, INC.
Date: December 23, 2011	By:	/s/ Ted Waitman
Ted Waitman
Chief Executive Officer

Date: December 23, 2011	By:	/s/ Douglas Ostrich
Douglas Ostrich
Chief Financial Officer